0 4Q 25 E A R N N IN G S PR ES EN TA TI O N 4Q and FY25 EARNINGS PRESENTATION February 25, 2026

1 DISCLAIMER 4Q 25 E A R N N IN G S PR ES EN TA TI O N FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, technology or product developments, financing and investment plans, dividend policy, competitive position, industry and regulatory environment, including potential regulatory reform related to energy credits, uncertainty relating the implementation of tariffs and changes in trade policy, including the reduction or elimination of certain government incentives, ability to provide 100% domestic content trackers, expectations regarding the macroeconomic environment and geopolitical developments, including the effects of tariffs and changes in trade policy, potential growth opportunities and the effects of competition. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “anticipates,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would,” “designed to” or similar expressions and the negatives of those terms. Our actual results and the timing of events could materially differ from those anticipated in such forward-looking statements as a result of certain risks, uncertainties and other factors, including without limitation: changes in growth or the rate of growth in demand for solar energy projects; factors outside of our control affecting the variability and demand for solar energy, including but not limited to, the retail price of electricity, availability of in-demand components like high-voltage breakers, various policies related to the permitting and interconnection costs of solar plants, and the availability of incentives for solar energy and solar energy production systems, which makes it difficult to predict our future prospects; competitive pressures within our industry; competition from conventional and renewable energy sources; a loss of one or more of our significant customers, their inability to perform under their contracts, or their default in payment; a drop in the price of electricity derived from the utility grid or from alternative energy sources; fluctuations in our results of operations across fiscal periods, which could make our future performance difficult to predict and could cause our results of operations for a particular period to fall below expectations; any increase in interest rates, or a reduction in the availability of tax equity or project debt capital in the global financial markets, which could make it difficult for customers to finance the cost of a solar energy system and reduce the demand for our products; existing electric utility industry policies and regulations, and any subsequent changes or new related policies and regulations, including as a result of the One Big Beautiful Bill Act, which may present technical, regulatory and economic barriers to the purchase and use of solar energy systems and may significantly reduce demand for our products or harm our ability to compete; the interruption of the flow of materials from international vendors, which could disrupt our supply chain, including as a result of the imposition of new and/or additional duties, tariffs and other charges or restrictions on imports and exports; changes in the global trade environment, including the continuation or imposition of import tariffs or other import restrictions; geopolitical, macroeconomic and other market conditions unrelated to our operating performance including but not limited to a pandemic, the Russia-Ukraine war, attacks on shipping in the Red Sea, conflict in the Middle East, changing trade policies, inflation and interest rates; our ability to convert our orders in backlog into revenue; the reduction, elimination or expiration, or our failure to optimize the benefits of government incentives for, or regulations mandating the use of, renewable energy and solar energy, particularly in relation to our competitors, which could reduce demand for solar energy systems; failure to, or incurrence of significant costs in order to, obtain, maintain, protect, defend or enforce, our intellectual property and other proprietary rights; delays in construction projects and any failure to manage our inventory; significant changes in the cost of raw materials; disruptions to transportation and logistics, including increases in shipping costs; defects or performance problems in our products, which could result in loss of customers, reputational damage and decreased revenue; delays, disruptions or quality control problems in our product development operations; our ability to retain our key personnel or failure to attract additional qualified personnel; additional business, financial, regulatory and competitive risks due to our continued planned expansion into new markets; cybersecurity or other data incidents, including unauthorized disclosure of personal or sensitive data or theft of confidential information; a failure to maintain an effective system of integrated internal controls over financial reporting, which may impair our ability to report our financial results accurately; our substantial indebtedness, risks related to actual or threatened public health epidemics, pandemics, outbreaks or crises; changes to laws and regulations, including changes to tax laws and regulations, that are applied adversely to us or our customers; our ability to successfully integrate APA Solar, LLC into our existing operations and realize the anticipated benefits or synergies of the acquisition; and other factors listed and described in more detail in the section captioned “Risk Factors” in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, and our other documents on file with the U.S. Securities and Exchange Commission. Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. You should read this presentation with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. NON-GAAP FINANCIAL INFORMATION This presentation includes certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Adjusted gross profit, Adjusted gross margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net (loss) income, Adjusted net (loss) income per common share, Adjusted general and administrative expense and Free cash flow. We define Adjusted gross profit as gross profit plus (i) amortization of developed technology and backlog (ii) acquisition-related expenses, and (iii) inventory valuation charge. We define Adjusted gross margin as Adjusted gross profit as a percentage of revenue. We define Adjusted EBITDA as net income (loss) to common shareholders plus (i) other (income) expense, net, (ii) gain on extinguishment of debts, net, (iii) foreign currency (gain) loss, net, (iv) preferred dividends and accretion, (v) interest expense, (vi) income tax (benefit) expense, (vii) depreciation expense, (viii) amortization of intangibles, (ix) amortization of developed technology and backlog, (x) equity-based compensation, (xi) change in fair value of contingent consideration, (xii) impairment of long-lived assets, (xiii) goodwill impairment, (xiv) certain legal expenses, (xv) acquisition-related expenses, (xvi) inventory valuation charge, and (xvii) other costs. We define Adjusted EBITDA margin as Adjusted EBITDA as a percentage of revenue. We define Adjusted net (loss) income as net (loss) income to common shareholders plus (i) amortization of intangibles, (ii) amortization of developed technology and backlog, (iii) amortization of debt discount and issuance costs, (iv) gain on extinguishment of debts, net, (v) Series A preferred stock accretion, (vi) equity-based compensation, (vii) change in fair value of contingent consideration, (viii) impairment of long-lived assets, (ix) goodwill impairment, (x) certain legal expenses, (xi) acquisition- related expenses, (xii) inventory valuation charge, (xiii) other costs, and (xiv) income tax (benefit) expense adjustments. We define Adjusted general and administrative expense as general and administrative expense less (i) equity-based compensation, (ii) certain legal expenses, (iii) acquisition-related expenses, and (iv) other costs. We define Free cash flow as Cash provided by (used in) operating activities less (i) purchase of property, plant and equipment and (ii) cash payments for the acquisition of right-of-use assets. A detailed reconciliation between GAAP results and results excluding special items (“non-GAAP”) is included within this presentation. We calculate net (loss) income per common share as net (loss) income to common shareholders divided by the basic and diluted weighted average number of shares outstanding for the applicable period and we define Adjusted net (loss) income per common share as Adjusted net (loss) income (as detailed above) divided by the basic and diluted weighted average number of shares outstanding for the applicable period. We believe that these non-GAAP financial measures are provided to enhance the reader’s understanding of our past financial performance and our prospects for the future. Our management team uses these non-GAAP financial measures in assessing the Company’s performance, as well as in planning and forecasting future periods. The non-GAAP financial information is presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with GAAP and may be different from similarly titled non-GAAP measures used by other companies. Among other limitations, Adjusted gross profit, Adjusted gross margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net (loss) income, Adjusted net (loss) income per common share, Adjusted general and administrative expense and Free cash flow do not reflect our cash expenditures, or future requirements, for capital expenditures or contractual commitments; do not reflect the impact of certain cash charges resulting from matters we consider not to be indicative of our ongoing operations; do not reflect income tax expense or benefit; and other companies in our industry may calculate Adjusted gross profit, Adjusted gross margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net (loss) income, Adjusted net (loss) income per common share, Adjusted general and administrative expense and Free cash flow differently than we do, which limits their usefulness as comparative measures. Because of these limitations Adjusted gross profit, Adjusted gross margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net (loss) income, Adjusted net (loss) income per common share, Adjusted general and administrative expense and Free cash flow should not be considered in isolation or as substitutes for performance measures calculated in accordance with GAAP. We compensate for these limitations by relying primarily on our GAAP results and using Adjusted gross profit, Adjusted gross margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net (loss) income, Adjusted net (loss) income per common share, Adjusted general and administrative expense and Free cash flow on a supplemental basis. You should review the reconciliation of gross profit to Adjusted gross profit and Adjusted gross margin, net (loss) income to Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net (loss) income and Adjusted net (loss) income per common share, General and administrative expense to Adjusted general and administrative expense and Net cash provided by operating activities to Free cash flow below and not rely on any single financial measure to evaluate our business. MARKET AND INDUSTRY DATA This presentation also contains information regarding our market and our industry that is derived from third-party research and publications. That information may rely upon a number of assumptions and limitations, and we have not independently verified its accuracy or completeness.

GENERATING ENERGY WITH INTEGRITY FOR A SUSTAINABLE WORLD

ARRAY TECHNOLOGIES

Leading the way to a brighter, smarter future

A **global leader** advancing the future of clean energy

Headquartered in **Albuquerque, New Mexico**

1,200 employees globally

30+ years of excellence

248 total active patents, **216** additional pending

An industry leader in energy yield, reliability, durability and quality

ARRAY solar trackers are engineered for **peak performance and long life**

One of **America's Most Responsible Companies**[1]

Demonstrated track record of delivering power across the globe for 30+ years


96 GW
TRACKERS DELIVERED GLOBALLY(2)

Putting passion into action

Respecting what's right

Problem solving through technology and teamwork

(1) Newsweek America's Most Responsible Companies 2024
(2) Cumulative shipments of trackers delivered globally, excludes APA Solar, LLC ("APA")

4Q25 EARNNINGS PRESENTATION

ARRAY
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3 4Q 25 E A R N N IN G S PR ES EN TA TI O N BUSINESS UPDATE Kevin G. Hostetler Chief Executive Officer — Neil Manning President & Chief Operating Officer

2025 FINANCIAL HIGHLIGHTS

4Q25 EARNNINGS PRESENTATION

▲ $1.3B
REVENUE

$50.0M of revenue from APA

+40% *vs* FY24

+35% volume growth vs FY24

$226.0M in 4Q25, **$33.1M** from APA

▲ $298.6M
GROSS PROFIT(1)

23.2% Gross Margin

$19.3M in 4Q25, **8.6%** Gross Margin

▲ $346.8M
ADJUSTED GROSS PROFIT(2)

+11% from FY24

27.0% Adj. Gross Margin(2)

$55.4M in 4Q25, **24.5%** Adj. Gross Margin(2)

▲ $187.6M
ADJUSTED EBITDA(2)

+8% YoY Adj. EBITDA(2) growth

14.6% Adj. EBITDA Margin(2)

$11.2M Adj. EBITDA(2) in 4Q25

▲ $112.0M
NET LOSS(3)

$102.9M Adj. Net Income(2)

+13% Adj. Net Income(2) growth from FY24

$161.2M Net Loss(3) in 4Q25

$1.3M Adj. Net Loss(2) in 4Q25

▲ $2.2B
RECORD ORDERBOOK

High-quality with **>95%** domestic

~$100M orderbook addition from APA

>2X book-to-bill in Q4

OmniTrack™, SkyLink, Hail XP™, and APA now represent **47%** of orderbook(4)

(1) Reflects one-time inventory valuation charge of $29.5 million related to phase-out of STI H250™ inventory that is not SmarTrack® compatible
(2) See Appendix for reconciliation of non-GAAP measures to the closest GAAP measure
(3) Inclusive of one-time inventory valuation charge of $29.5 million related to phase-out of STI H250™ inventory that is not SmarTrack® compatible and $102.6 million non-cash goodwill impairment charge associated with the 2022 STI acquisition
(4) New product introductions as % of orderbook

ARRAY

4

2025 BUSINESS HIGHLIGHTS

Accelerated growth and strengthened market position

STRATEGIC EXPANSION

- Completed **acquisition of APA**, adding a leading provider of advanced engineered foundations and fixed-tilt racking to our portfolio. Expanded share of wallet opportunity, and reinforced ARRAY's position as a leading partner for utility-scale customers.
- Expanded manufacturing footprint through addition of **APA facilities in Ohio**
- Focused on diversifying and expanding our global footprints in **EMEA and LATAM**

LEADERSHIP TRANSFORMATION

- **Enhanced leadership team** with high-impact industry veterans, bringing deep experience in manufacturing, supply chain, and digital product innovation to **support next-stage evolution**

ENHANCED PRODUCT PORTFOLIO

- First installation of **100% domestic content tracker**[(1)]
- **Launched Hail XP™** to address extreme weather risks and enhance system durability.
- **Expanded SmarTrack® capabilities**, laying foundation for our smart, connected digital platform
- **DuraTrack® offered in global markets** expanding product portfolio for enhanced customer satisfaction and optimized global supply chain

CAPITAL OPTIMIZATION

- Balance sheet optimization: $345M new 2031 convertible notes issuance, fully repaid term loan B, repurchase of $100M of 2028 convertible notes - **strengthening liquidity, lowering financing costs and improving flexibility**

(1) 100% of the domestic content assigned cost under the U.S. Treasury Department's latest guidance (Notice 2025-08) issued in January 2025

APA SOLAR RACKING
An ARRAY Company





4Q25 EARNNINGS PRESENTATION

ARRAY
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4Q25 EARNNINGS PRESENTATION

2026 STRATEGIC IMPERATIVES

Supported by an agile, diverse supply chain, flexible capital structure, and technology-based platform

1
- Execute Balance of Systems (BOS) strategy
- Expand product & technology roadmap
- Drive recurring revenue through software and services platforms expansion

2
- Bring best of US product portfolio to global markets
- Smart geographic expansion to drive growth and operating leverage

3
- Accelerate commercial momentum driving growth
- Utilize front-end AI tools to enhance customer satisfaction


Innovate our Future
Drive long-term value
Advance Customer-First Culture
Elevate International Business

ARRAY
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INNOVATE OUR FUTURE

Building tomorrow's value → Today

STRENGTHEN OUR CORE

1. **Expand DuraTrack® technology globally**
2. **Launch next generation OmniTrack™**
3. **Introduce new U.S. tracker offering**



S
E
WIND
W
N

*Bringing patented, superior energy performance of **wind stow technology** to global markets*

EXECUTE BOS STRATEGY

1. **Execute successful APA integration & integrated tracker + engineered foundation offering**
2. **Further expand share of wallet**



SOFTWARE & SERVICES EXPANSION

1. **Expand SmarTrack® software suite**
2. **Implement AI tools throughout organization**
3. **Broaden services capabilities**



SmarTrack

TERRAIN ADAPTIVE BACKTRACKING

DIFFUSE WEATHER RESPONSE

HAIL ALERT RESPONSE

AUTOMATED SNOW RESPONSE

FIELD UPGRADES & SERVICES

ENGINEERING SERVICES

CUSTOMER TRAINING

AUTOMATION SERVICES

ARRAY ACADEMY™

4Q25 EARNNINGS PRESENTATION

ARRAY

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4Q25 EARNNINGS PRESENTATION

ELEVATE INTERNATIONAL BUSINESS

Domestic Strength → Global Opportunity

INTRODUCTION OF DuraTrack® GLOBALLY THROUGH SMART GEOGRAPHIC EXPANSION

- **Customer economics:** Among the lowest LCOE to operators with enhanced energy optimization. *Up to 4% increased energy production with wind mitigation technology.*[1]
- **Ease of installation:** Maximizes solar plant power density with considerably fewer parts to assemble in the field
- **Severe weather and tough terrain:** Extreme weather events and conditions require innovative solutions to protect critical investments

Failure-free Wind Management

Optimal Backtracking

Leading Terrain Adaptability

- Targeted pursuit of global expansion where returns and opportunities are strongest[2]



Next generation international product offering leveraging DuraTrack® patented technology coming in 1H 2026

(1) Third-party DNV Wind Stow Energy Loss Study, March 2024
(2) Represents regional areas of activities not specific countries

ARRAY
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ADVANCE CUSTOMER–FIRST CULTURE

Technology → Built to endure

Record Orderbook ending 4Q25

Highest quarterly new bookings since 2023



($ billions)
$2.0
$2.0
$1.8(1)
$1.9
$2.2(2)
23%
28%
37%
40%
47%
4Q24
1Q25
2Q25
3Q25
4Q25
Orderbook
% New Product Introductions(3)

(1) Includes impact related to legacy fixed-price VCA descoping and reconfiguring
(2) Includes APA orderbook of ~$100 million
(3) New product introductions as % of orderbook inclusive of APA in 4Q25

ENHANCED ORDERBOOK AND PIPELINE MOMENTUM

- Continue to grow orderbook and expand opportunities in pipeline
- ~2x book-to-bill for both APA and total ARRAY in 4Q25

STRENGTHENED CUSTOMER RELATIONSHIPS & HIGHER-QUALITY ORDERBOOK

- Continued focus on long-term relationships to secure significant wins with developers, IPPs, and utilities
- Average project size continues to increase– significant double-digit growth expected from 2025 to 2026

ELEVATED COMMERCIAL ORGANIZATION

- High-impact commercial team driving market momentum
- Technical sales team aligning market requirements and ARRAY product roadmap

4Q25 EARNNINGS PRESENTATION

ARRAY 9

10 H. Keith Jennings Chief Financial Officer 4Q 25 E A R N N IN G S PR ES EN TA TI O N FINANCIAL UPDATE

11 4Q 25 E A R N N IN G S PR ES EN TA TI O NLEVERAGE & LIQUIDITY Total available liquidity nearly �600M with Net Debt leverage of 2.3X LIQUIDITY ($ millions) As of December 31, 2025 Proforma w/ RCF Renewal Cash & Cash Equivalents $244.4 $244.4 RCF $166.0 $370.0(4) Less LC hold(3) ($28.1) ($28.1) Available Liquidity $382.3 $586.3 (1) Trailing Twelve Months (TTM) Adj EBITDA of $188M as of December 31, 2025 (2) Represents outstanding principals of respective instruments (3) LC hold does not represent a balance sheet commitment and; therefore, is not considered part of net debt; however, LC hold in excess of $50 million will be reflected in covenant test. (4) Reflects the increased commitment to the revolving credit facility per amendment closed on February 18, 2026 (5) Net Debt defined as Total Debt less Cash & Cash Equivalents LEVERAGE Corporate Ratings: B1 (Stable) / B+ (stable) ($ millions) As of December 31, 2025 Amount xEBITDA(1) Cash & Cash Equivalents $244.4 Revolving Credit Facility (RCF) ($166)(2) $0.0 Total Secured Debt $0.0 NA Net First Lien Leverage ($244.4) Convertible Notes due 2028(2) $325.0 Convertible Notes due 2031(2) $345.0 Other Debt $12.8 Total Debt $682.8 3.6X Net Debt(5) $438.4 2.3X

12 $(112.0) $187.6$173.6 19.0% 14.6% 20252024 Net Income(Loss) Adj. EBITDA Adj. EBITDA Margin 4Q 25 E A R N N IN G S PR ES EN TA TI O N2025 FINANCIAL HIGHLIGHTS Performance driven by strong volume growth from focused commercial execution $1.3 $0.9 20252024 Revenue $(0.73) $0.67 $0.60 20252024 Diluted EPS Adj. EPS $298.6 $297.7 $346.8 $312.2 32.5% 23.2% 34.1% 27.0% 20252024 Gross Profit (GAAP) Adj. Gross Profit Gross Margin (GAAP) Adj. Gross Margin FULL YEAR 2025 Revenue +40% YoY Adj. GP(1) +11% YoY Adj. EBITDA(1) +8% YoY Adj. EPS(1) +12% YoY ($ b ill io ns ) ($ m ill io ns ) ($ m ill io ns ) (1) (1) (1) (1) (1) (1) See Appendix for reconciliation of non-GAAP measures to the closest GAAP measure $(1.95) $(296.1)

13 4Q 25 E A R N N IN G S PR ES EN TA TI O N2025 FINANCIAL RESULTS Strong results underpinned by an enhanced product portfolio and commercial momentum expected to support sustainable growth in 2026 ($ in millions, except EPS Data) 4Q24 4Q25 2024 2025 Revenue $275.2 $226.0 $915.8 $1,284.1 Gross margin 28.5% 8.6% 32.5% 23.2% Net (loss) income to Common Shareholders ($141.2) ($161.2) ($296.1) ($112.0) Diluted net loss per share ($0.93) ($1.06) ($1.95) ($0.73) Net cash provided by operating activities $57.6 $43.6 $154.0 $101.8 Adjusted gross margin(1) 29.8% 24.5% 34.1% 27.0% Adjusted EBITDA(1) $45.2 $11.2 $173.6 $187.6 Adjusted EBITDA margin(1) 16.4% 5.0% 19.0% 14.6% Adjusted net income (loss)(1) $25.1 ($1.3) $91.2 $102.9 Adjusted net income (loss) per common share(1) $0.16 ($0.01) $0.60 $0.67 Free Cash Flow(1) $44.6 $36.2 $135.4 $79.8 Financial Performance 2025 Revenue growth of 40% over 2024, driven by market share gain 2025 Adjusted Gross Margin(1) of 27.0%, declined from 2024, primarily due to higher prior-year 45X amortization in 2024 and tariffs 2025 Adjusted EBITDA(1) of $187.6M, second highest year on company record (1) See Appendix for reconciliation of non-GAAP measures to the closest GAAP measure

14 4Q 25 E A R N N IN G S PR ES EN TA TI O N2026 FULL YEAR GUIDANCE FULL YEAR ENDING DECEMBER 31, 2026 Revenue $1.4B - $1.5B Adjusted EBITDA(1) $200M - $230M Adjusted Net Income Per Common Share(1) $0.65 - $0.75 (1) A reconciliation of projected adjusted gross margin, adjusted EBITDA, adjusted net income (loss) per common share, adjusted G&A, and free cash flow, which are forward-looking measures that are not prepared in accordance with GAAP, to the most directly comparable GAAP financial measures, is not provided because we are unable to provide such reconciliation without unreasonable effort. The inability to provide a quantitative reconciliation is due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the components of the applicable GAAP measures and non-GAAP adjustments may be recognized. The GAAP measures may include the impact of such items as non-cash share-based compensation, revaluation of the fair-value of our contingent consideration, amortization of intangible assets and the tax effect of such items, in addition to other items we have historically excluded from adjusted EBITDA and adjusted net income per share. We expect to continue to exclude these items in future disclosures of these non-GAAP measures and may also exclude other similar items that may arise in the future (collectively, “non-GAAP adjustments”). The decisions and events that typically lead to the recognition of non-GAAP adjustments are inherently unpredictable as to if or when they may occur. As such, for our 2026 guidance, we have not included estimates for these items and are unable to address the probable significance of the unavailable information, which could be material to future results. 1Q26 ENDING MARCH 31, 2026 Assumptions: FY Adjusted Gross Margin(1): 26% - 27% FY Adjusted G&A(1): Approx. 12% of revenue Free Cash Flow(1) conversion as % of Adjusted EBITDA: Similar to 2025 Revenue Approx. $200M Adjusted EBITDA(1) Down slightly vs. 4Q25

INVESTMENT HIGHLIGHTS

Leading solution in high demand market

- Well-positioned to capture accelerating demand, supported by AI datacenter expansion and U.S. manufacturing onshoring
- Solar leads the industry as the quickest and least expensive way to deploy energy developments, less than half the lowest cost fossil alternative[1]

Differentiated product portfolio

- Portfolio built around patented, superior energy performance of wind stow technology, designed to optimize yield and reduce project complexity
- Expansive product and software portfolio including unique solutions such as Hail XP™, OmniTrack™, and SmarTrack®
- Expansion into fixed-tilt and engineered foundation solutions through acquisition of APA

Robust financial performance

- Strong cash flow generation through various economic cycles and political environments
- Optimized capital structure enhances liquidity and flexibility, positioning the company to invest in strategic expansion

Experienced management team

- Management team with proven experience across, energy, manufacturing, product, and service industries
- High engagement with industry and trade associations

(1) Lazard Levelized Cost of Energy report June 2025

4Q25 EARNNINGS PRESENTATION

ARRAY
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16 4Q 25 E A R N N IN G S PR ES EN TA TI O N APPENDIX

CONDENSED CONSOLIDATED BALANCE SHEETS

Array Technologies, Inc.	As of			
(in thousands, except per share and share amounts) (Unaudited)	December 31, 2025		December 31, 2024	
Assets				
Current Assets				
Cash and cash equivalents	$	244,388	$	362,992
Restricted cash		1,596		1,149
Accounts receivable, net		271,578		275,838
Inventories, net		150,374		200,818
Prepaid expenses and other		201,108		157,927
Total current assets		869,044		998,724
Property, plant and equipment, net		58,225		26,222
Lease assets		97,088		16,384
Goodwill		135,173		160,189
Other intangible assets, net		238,579		181,409
Deferred income tax assets		23,965		17,754
Other assets		29,718		25,317
Total assets	$	1,451,792	$	1,425,999
Liabilities, Redeemable Perpetual Preferred Stock and Stockholders' Equity				
Current Liabilities				
Accounts payable	$	143,994	$	172,368
Accrued expenses and other		54,289		91,183
Income tax payable		4,687		5,227
Deferred revenue		128,433		119,775
Current portion of contingent consideration		14,551		1,193
Current portion of warranty liability		10,844		2,063
Current portion of lease liabilities		7,662		5,600
Current portion of debt		10,315		30,714
Other current liabilities		2,237		9,691
Total current liabilities		377,012		437,814
Deferred income tax liabilities		22,133		21,398
Other long-term liabilities		25,838		3,556
Contingent consideration, net of current portion		12,739		7,868
Warranty liability, net of current portion		5,466		4,830
Lease liabilities, net of current portion		89,552		15,128
Long-term debt, net of current portion		658,664		646,570
Total liabilities		1,191,404		1,137,164
Commitments and contingencies				
Series A Redeemable Perpetual Preferred Stock: $0.001 par value; 500,000 authorized; 490,829 and 460,920 issued, respectively; liquidation preference of $493.1 million at both dates		466,728		406,931
Stockholders' equity				
Preferred stock of $0.001 par value - 4,500,000 shares authorized; none issued at respective dates		-		-
Common stock of $0.001 par value - 1,000,000,000 shares authorized; 152,779,614 and 151,951,652 shares issued at respective dates		152		151
Additional paid-in capital		226,848		297,780
Accumulated deficit		(422,859)		(370,624)
Accumulated other comprehensive loss		(10,481)		(45,403)
Total stockholders' equity		(206,340)		(118,096)
Total liabilities, redeemable perpetual preferred stock and stockholders' equity	$	1,451,792	$	1,425,999

4Q25 EARNNINGS PRESENTATION

ARRAY

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CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Array Technologies, Inc.	Three Months Ended December 31,		Twelve Months Ended December 31,	
(in thousands, except per share amounts) (Unaudited)	2025	2024	2025	2024
Revenue	$ 226,044	$ 275,232	$ 1,284,141	$ 915,807
Cost of revenue				
Cost of product and service revenue	171,391	193,273	938,552	603,572
Inventory valuation charge	29,516	-	29,516	-
Amortization of developed technology and backlog	5,807	3,640	17,520	14,558
Total cost of revenue	206,714	196,913	985,588	618,130
Gross profit	19,330	78,319	298,553	297,677
Operating expenses				
General and administrative	57,465	45,663	198,612	160,567
Change in fair value of contingent consideration	(837)	396	177	125
Depreciation and amortization	8,248	8,702	26,199	36,086
Long-lived assets impairment	-	91,904	-	91,904
Goodwill impairment	102,560	74,000	102,560	236,000
Total operating expenses	167,436	220,665	327,548	524,682
Loss from operations	(148,106)	(142,346)	(28,995)	(227,005)
Interest income	1,756	4,092	11,852	16,777
Interest expense	(5,482)	(9,007)	(27,331)	(34,825)
Foreign currency gain (loss), net	16	(3,442)	2,042	(4,515)
Gain on extinguishment of debt, net	-	-	14,207	-
Other (expense) income, net	(1,004)	654	(992)	(1,008)
Total other expense	(4,714)	(7,703)	(222)	(23,571)
Loss before income tax (benefit) expense	(152,820)	(150,049)	(29,217)	(250,576)
Income tax (benefit) expense	(7,074)	(23,146)	23,018	(10,182)
Net loss	(145,746)	(126,903)	(52,235)	(240,394)
Preferred dividends and accretion	15,422	14,338	59,797	55,670
Loss to common shareholders	$ (161,168)	$ (141,241)	$ (112,032)	$ (296,064)
Loss per common share				
Basic	$ (1.06)	$ (0.93)	$ (0.73)	$ (1.95)
Diluted	$ (1.06)	$ (0.93)	$ (0.73)	$ (1.95)
Weighted average number of common shares outstanding				
Basic	152,752	151,944	152,537	151,754
Diluted	152,752	151,944	152,537	151,754

4Q25 EARNNINGS PRESENTATION
ARRAY
18

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

Array Technologies, Inc.	Twelve Months Ended December 31,	
(in thousands) (Unaudited)	2025	2024
Operating activities		
Net loss	$ (52,235)	$ (240,394)
Adjustments to net loss:		
Goodwill impairment	102,560	236,000
Impairment of long-lived assets	-	91,904
Provision for credit losses	912	2,058
Deferred tax expense (benefit)	3,195	(37,650)
Depreciation and amortization	29,768	38,221
Amortization of developed technology and backlog	17,520	14,558
Amortization of debt discount and issuance costs	5,216	6,087
Gain on extinguishment of debts, net	(14,207)	-
Equity-based compensation	15,571	10,349
Change in fair value of contingent consideration	177	125
Warranty provision	17,273	3,163
Inventory reserve	3,515	2,923
Inventory valuation charge	29,516	-
Other non-cash	(2,032)	-
Changes in working capital, net	(54,964)	26,636
Net cash provided by operating activities	101,785	153,980
Investing activities		
Purchase of property, plant and equipment	(21,972)	(7,305)
Acquisition, net of cash acquired	(164,916)	-
Retirement/disposal of property, plant and equipment	-	34
Cash payments for the acquisition of right-of-use assets	-	(11,276)
Investment in securities	(1,000)	(3,000)
Sale of equity investment	-	11,975
Net cash used in provided by investing activities	(187,888)	(9,572)
Financing activities		
Proceeds from issuance of other debt	151,151	93,059
Proceeds from issuance of convertible notes	345,000	-
Premium paid on capped call	(35,087)	-
Fees paid on issuance of convertible notes	(10,434)	-
Repayments of other debt	(174,392)	(97,424)
Repayments of term loan facility	(233,875)	(4,300)
Repayments of convertible notes	(78,363)	-
Contingent consideration payments	(1,204)	(1,427)
Other financing	(849)	(1,752)
Net cash used in financing activities	(38,053)	(11,844)
Effect of exchange rate changes on cash and cash equivalent balances	5,999	(17,503)
Net change in cash and cash equivalents and restricted cash	(118,157)	115,061
Cash and cash equivalents, and restricted cash beginning of period	364,141	249,080
Cash and cash equivalents and restricted cash, end of period	$ 245,984	$ 364,141

4Q25 EARNNINGS PRESENTATION

ARRAY

19

20 4Q 25 E A R N N IN G S PR ES EN TA TI O NADJUSTED GROSS PROFIT RECONCILIATION Array Technologies, Inc. Three Months Ended Twelve Months Ended (in thousands, except percentages) (Unaudited) December 31, 2025 September 30, 2025 December 31, 2024 December 31, 2025 December 31, 2024 Revenue $ 226,044 $ 393,491 $ 275,232 $ 1,284,141 $ 915,807 Cost of revenue 206,714 287,820 196,913 985,588 618,130 Gross profit 19,330 105,671 78,319 298,553 297,677 Gross margin 8.6% 26.9% 28.5% 23.2% 32.5% Amortization of developed technology and backlog 5,807 4,434 3,640 17,520 14,558 Acquisition-related expenses(a) 762 399 - 1,161 - Inventory valuation charge(b) 29,516 - - 29,516 - Adjusted gross profit 55,415 110,504 81,959 346,750 312,235 Adjusted gross margin 24.5% 28.1% 29.8% 27.0% 34.1% a) Represents acquisition-related fair value adjustments to inventory and Property, plant, and equipment. b) Represents inventory valuation charge related to phase-out of STI H250TM inventory that is not SmartTrack® compatible.

ADJUSTED G&A RECONCILIATION

Array Technologies, Inc.	Three Months Ended			Twelve Months Ended	
(in thousands) (Unaudited)	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
General and administrative expense	$ 57,465	$ 52,248	$ 45,663	$ 198,612	$ 160,567
Equity based compensation	(4,228)	(4,647)	(3,498)	(15,571)	(10,349)
Certain legal expenses[(a)]	-	-	(2,240)	(1,232)	(6,773)
Acquisition-related expenses[(b)]	(5,226)	(8,545)	-	(16,858)	-
Other costs[(c)]	(2,267)	-	(2,586)	(2,267)	(2,628)
Adjusted general and administrative expense	$ 45,744	$ 39,056	$ 37,339	$ 162,684	$ 140,817

a) *Represents certain legal fees and other related costs associated with (i) actions filed against the company and certain officers and directors alleging violations of the Securities Act of 1933 and the Securities Exchange Act of 1934, which litigation was dismissed with prejudice by the Court on May 19, 2023 and subsequently appealed. The appeal has been fully briefed, argued, and the Company is awaiting a decision, and (ii) legal and success fees related to a regional tax dispute for a period prior to the acquisition of STI, and (iii) other litigation and legal matters. We consider these costs not representative of legal costs that we will incur from time to time in the ordinary course of our business.*

b) *Represents acquisition-related expenses.*

c) *For the three months and twelve months ended December 31, 2025, represents $1.2 million organization restructuring and $1.1 million resolution of STI legacy VAT matter. For the three months ended December 31, 2024, represents costs related to the settlement of a regional tax dispute for a period prior to the acquisition of STI. For the twelve months ended December 31, 2024, represents settlement of tax dispute and Capped-Call accounting treatment evaluation.*

4Q25 EARNINGS PRESENTATION

ARRAY

21

ADJUSTED EBITDA RECONCILIATION

Array Technologies, Inc.	**Three Months Ended**			**Twelve Months Ended**	
(in thousands) (Unaudited)	**December 31, 2025**	**September 30, 2025**	**December 31, 2024**	**December 31, 2025**	**December 31, 2024**
Net (loss) income	$ (145,746)	$ 33,503	$ (126,903)	$ (52,235)	$ (240,394)
Preferred dividends and accretion	15,422	15,144	14,338	59,797	55,670
Net (loss) income to common shareholders	$ (161,168)	$ 18,359	$ (141,241)	$ (112,032)	$ (296,064)
Other income, net	(752)	(3,045)	(4,746)	(10,860)	(15,769)
Gain on extinguishment of debt, net	-	-	-	(14,207)	-
Foreign currency (gain) loss, net	(16)	6	3,442	(2,042)	4,515
Preferred dividends and accretion	15,422	15,144	14,338	59,797	55,670
Interest expense	5,482	5,046	9,007	27,331	34,825
Income tax (benefit) expense	(7,074)	9,941	(23,146)	23,018	(10,182)
Depreciation expense	2,336	1,537	1,140	6,094	4,410
Amortization of intangibles	7,508	6,199	8,142	23,674	33,811
Amortization of developed technology and backlog	5,807	4,434	3,640	17,520	14,558
Equity-based compensation	4,228	4,647	3,498	15,571	10,349
Change in fair value of contingent consideration	(837)	1,014	396	177	125
Long-lived assets impairment	-	-	91,904	-	91,904
Goodwill impairment	102,560	-	74,000	102,560	236,000
Certain legal expenses[a]	-	-	2,240	1,232	6,773
Acquisition-related expenses[b]	5,960	8,912	-	17,959	-
Inventory valuation charge[c]	29,516	-	-	29,516	-
Other costs[d]	2,267	-	2,586	2,267	2,628
Adjusted EBITDA	$ 11,239	$ 72,194	$ 45,200	$ 187,575	$ 173,553
Adjusted EBITDA margin	*5.0%*	*18.3%*	*16.4%*	*14.6%*	*19.0%*

a) Represents certain legal fees and other related costs associated with (i) actions filed against the company and certain officers and directors alleging violations of the Securities Act of 1933 and the Securities Exchange Act of 1934, which litigation was dismissed with prejudice by the Court on May 19, 2023 and subsequently appealed. The appeal has been fully briefed, argued, and the Company is awaiting a decision, and (ii) legal and success fees related to a regional tax dispute for a period prior to the acquisition of STI, and (iii) other litigation and legal matters. We consider these costs not representative of legal costs that we will incur from time to time in the ordinary course of our business.

b) Represents acquisition-related expenses and fair value adjustments to inventory.

c) Represents inventory valuation charge related to phase-out of STI H250™ inventory that is not SmartTrack® compatible.

d) For the three months and twelve months ended December 31, 2025, represents $1.2 million organization restructuring and $1.1 million resolution of STI legacy VAT matter. For the three months ended December 31, 2024, represents costs related to the settlement of a regional tax dispute for a period prior to the acquisition of STI. For the twelve months ended December 31, 2024, represents settlement of a tax dispute and Capped-Call accounting treatment evaluation.

4Q25 EARNNINGS PRESENTATION

ARRAY
22

ADJUSTED NET INCOME RECONCILIATION

Array Technologies, Inc.	Three Months Ended			Twelve Months Ended	
(in thousands, except per share amounts) (Unaudited)	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Net (loss) income	$ (145,746)	$ 33,503	$ (126,903)	$ (52,235)	$ (240,394)
Preferred dividends and accretion	15,422	15,144	14,338	59,797	55,670
Net (loss) income to common shareholders	$ (161,168)	$ 18,359	$ (141,241)	$ (112,032)	$ (296,064)
Amortization of intangibles	7,508	6,199	8,142	23,674	33,811
Amortization of developed technology and backlog	5,807	4,434	3,640	17,520	14,558
Amortization of debt discount and issuance costs	880	879	1,547	5,216	6,199
Gain on extinguishment of debt, net	-	-	-	(14,207)	-
Series A Preferred Stock accretion	7,707	7,548	7,093	29,889	27,510
Equity based compensation	4,228	4,647	3,498	15,571	10,349
Change in fair value of contingent consideration	(837)	1,014	396	177	125
Long-lived assets impairment	-	-	91,904	-	91,904
Goodwill impairment	102,560	-	74,000	102,560	236,000
Certain legal expenses (a)	-	-	2,240	1,232	6,773
Acquisition-related expenses(b)	6,024	8,944	-	18,055	-
Inventory valuation charge(c)	29,516	-	-	29,516	-
Other costs(d)	2,267	-	2,586	2,267	2,628
Income tax expense of adjustments (e)	(5,811)	(6,262)	(28,688)	(16,522)	(42,596)
Adjusted net (loss) income	$ (1,319)	$ 45,762	$ 25,117	$ 102,916	$ 91,197
(Loss) Income per common share					
Basic	$ (1.06)	$ 0.12	$ (0.93)	$ (0.73)	$ (1.95)
Diluted	$ (1.06)	$ 0.12	$ (0.93)	$ (0.73)	$ (1.95)
Weighted average number of common shares outstanding					
Basic	152,752	152,727	151,944	152,537	151,754
Diluted	152,752	154,090	151,944	152,537	151,754
Adjusted net (loss) income per common share					
Basic	$ (0.01)	$ 0.30	$ 0.17	$ 0.67	$ 0.60
Diluted	$ (0.01)	$ 0.30	$ 0.16	$ 0.67	$ 0.60
Weighted average number of common shares outstanding					
Basic	152,752	152,727	151,944	152,537	151,754
Diluted	152,752	154,090	152,255	153,692	152,285

a) *Represents certain legal fees and other related costs associated with (i) actions filed against the company and certain officers and directors alleging violations of the Securities Act of 1933 and the Securities Exchange Act of 1934, which litigation was dismissed with prejudice by the Court on May 19, 2023 and subsequently appealed. The appeal has been fully briefed, argued, and the Company is awaiting a decision, and (ii) legal and success fees related to a regional tax dispute for a period prior to the acquisition of STI, and (iii) other litigation and legal matters. We consider these costs not representative of legal costs that we will incur from time to time in the ordinary course of our business.*

b) *Represents acquisition-related expenses and fair value adjustments to inventory and Property, plant, and equipment.*

c) *Represents inventory valuation charge related to phase-out of STI H250™ inventory that is not SmarTrack® compatible.*

d) *For the three months and twelve months ended December 31, 2025, represents $1.2 million organization restructuring and $1.1 million resolution of STI legacy VAT matter. For the three months ended December 31, 2024, represents costs related to the settlement of a regional tax dispute for a period prior to the acquisition of STI. For the twelve months ended December 31, 2024, represents settlement of a tax dispute and Capped-Call accounting treatment evaluation.*

e) *Represents the estimated tax impact of all Adjusted Net Income add-backs, excluding those which represent permanent differences between book versus tax.*

4Q25 EARNNINGS PRESENTATION

ARRAY
23

24 4Q 25 E A R N N IN G S PR ES EN TA TI O NFREE CASH FLOW RECONCILIATION Array Technologies, Inc. Three Months Ended Twelve Months Ended (in thousands) (Unaudited) December 31, 2025 September 30, 2025 December 31, 2024 December 31, 2025 December 31, 2024 Net cash provided by operating activities $ 43,640 $ 27,363 $ 57,586 $ 101,785 $ 153,980 Purchase of property, plant and equipment (7,476) (5,513) (1,701) (21,972) (7,305) Cash payments for the acquisition of right-of-use assets - - (11,276) - (11,276) Free cash flow $ 36,164 $ 21,850 $ 44,609 $ 79,813 $ 135,399

25 4Q 25 E A R N N IN G S PR ES EN TA TI O N THANK YOU investors@arraytechinc.com